UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2021

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices) (Zip Code)

(866) 562-2580

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange
Warrants, each to purchase one share of Common Stock	JBI WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2021, Janus International Group, LLC (“Janus Core”), a wholly owned subsidiary of Janus International Group, Inc. (“Janus” or the “Company”) entered into the Incremental Amendment No. 4 (“Amendment No. 4”), to that certain First Lien Credit and Guarantee Agreement, dated as of February 12, 2018, by and among Janus Core, as borrower, UBS AG, Stamford Branch, as administrative agent and collateral agent, and the other parties thereto (the “First Lien Credit Agreement”), as amended by Incremental Amendment No. 1, dated March 1, 2019 to the First Lien Credit Agreement (“Amendment No. 1”), Incremental Amendment No. 2, dated as of August 12, 2019 (“Amendment No. 2”), and Amendment No. 3, dated as of February 5, 2021 (“Amendment No. 3”). Pursuant to Amendment No. 4, certain additional lenders agreed to provide incremental loans in an aggregate amount of $155 million. The foregoing description is qualified it its entirety by reference to the terms of the Amendment No. 4. Copies of the First Lien Credit Agreement, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4 are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated by reference herein.

On August 18, 2021, Janus Core entered into the Amendment Number Two (“ABL Amendment Number Two”) to that certain ABL Credit and Guarantee Agreement, dated as of February 12, 2018, by and among Janus Core, as parent borrower, Wells Fargo Bank, National Association, as administrative agent and collateral agent, and the other parties thereto (the “ABL Agreement”), as amended by Amendment Number One, to the ABL Agreement, dated May 28, 2021 (“ABL Amendment Number One”) Pursuant to ABL Amendment Number Two, Janus Core increased its borrowing availability under the ABL Agreement from $50 million to $80 million and extended the maturity date to August 12, 2024. The foregoing description is qualified it its entirety by reference to the terms of the ABL Amendment Number Two. Copies of the ABL Agreement, ABL Amendment Number One and ABL Amendment Number Two are attached hereto as Exhibits 10.6, 10.7 and 10.8, respectively, and are incorporated by reference herein.

This Current Report on Form 8-K with respect to the information herein was inadvertently filed late. When the inadvertent lapse in filing was determined, the Company promptly filed this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statement and Exhibits.

(d)    Exhibits.

Exhibit	Description

10.1*	First Lien Credit and Guarantee Agreement, dated as of February 12, 2018, as amended, by and among Janus International Group, LLC, UBS AG, Stamford Branch, and the other parties thereto.

10.2*	Incremental Amendment No. 1, dated as of March 1, 2019 to that certain First Lien Credit and Guarantee Agreement, as amended, by and among Janus International Group, LLC, UBS AG, Stamford Branch, and the other parties thereto.

10.3*	Incremental Amendment No. 2, dated as of August 12, 2019 to that certain First Lien Credit and Guarantee Agreement, as amended, by and among Janus International Group, LLC, UBS AG, Stamford Branch, and the other parties thereto.

10.4*	Amendment No. 3, dated as of February 5, 2021 to that certain First Lien Credit and Guarantee Agreement, as amended, by and among Janus International Group, LLC, UBS AG, Stamford Branch, and the other parties thereto.

10.5*	Incremental Amendment No. 4, dated as of August 18, 2021 to that certain First Lien Credit and Guarantee Agreement, dated as of February 12, 2018, as amended, by and among Janus International Group, LLC, UBS AG, Stamford Branch, and the other parties thereto.

10.6*	ABL Credit and Guarantee Agreement, dated as of February 12, 2018, by and among, Janus International Group, LLC, Wells Fargo Bank, National Association, and the other parties thereto.

10.7*	Amendment Number One to ABL Credit and Guarantee Agreement, dated as of May 28, 2021, by and among Janus International Group, LLC, Wells Fargo Bank, National Association, and the other parties thereto and the other parties thereto.

10.8*	Amendment Number Two to ABL Credit and Guarantee Agreement, dated as of August 18, 2021, by and among Janus International Group, LLC, Wells Fargo Bank, National Association, and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Contains schedules and exhibits that have been omitted pursuant to Item 601(b) of Regulation S-K. The Company agrees to furnish a supplemental copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2021

JANUS INTERNATIONAL GROUP, INC.

By:	/s/ Scott Sannes
Name:	Scott Sannes
Title:	Chief Financial Officer